Exhibit 99.1
Contacts:

Media	Investors
Brad Bishop	Paul Blair	James T. Crines
574-372-4291	574-371-8042	574-372-4264
bradley.bishop@zimmer.com	paul.blair@zimmer.com	james.crines@zimmer.com
Zimmer Holdings, Inc. Reports Third Quarter 2009 Financial Results
•	Net Sales of $976 million represents an increase of 2.4% reported (3.6% constant currency)

•	Diluted EPS for the third quarter were $0.70 reported, a decrease of 26.3% from the prior year period, and $0.88 adjusted, a decrease of 9.3% from the prior year period

•	Reaffirms full-year sales and adjusted EPS guidance
(WARSAW, IN) October 22, 2009—Zimmer Holdings, Inc. (NYSE and SWX: ZMH) today reported financial results for the quarter ended September 30, 2009. The Company reported third quarter net sales of $976 million, an increase of 2.4% reported and 3.6% constant currency over the third quarter of 2008. Diluted earnings per share for the quarter were $0.70 reported and $0.88 adjusted, a decrease of 9.3% adjusted from the prior year period. Third quarter 2008 adjusted earnings per share included a gain of $0.08 on the sale of certain equity holdings.
“We are pleased that our sales momentum continued to build in the third quarter as we achieved year-over-year constant currency growth in revenues in each of our three geographic segments,” said David Dvorak, Zimmer President and CEO. “Further, we believe we are stabilizing our core knee and hip franchises and establishing a solid foundation for future growth.”
Operating profit on an adjusted basis for the third quarter of $264 million was flat compared to the prior year’s third quarter. Net earnings for the third quarter were $149.9 million on a reported basis and $188.3 million on an adjusted basis, a decrease of 13.9% adjusted from the prior year period. Operating cash flow for the third quarter was $352.3 million. Net earnings for the first nine months of 2009 were $562.2 million on a reported basis and $613.8 million on an adjusted basis, a decrease of 12.3% adjusted from the prior year period.
During the quarter, the Company utilized $67 million of cash to acquire 1.5 million shares under its $1.25 billion repurchase program. At the end of the quarter, $730 million of share repurchase authorization remained available. The Board of Directors has recently extended this program until December 31, 2010.
The Company also recorded a provision of $35.0 million in the quarter, or approximately $0.10 per share net of tax, for known and anticipated claims relating to the 2008 temporary suspension of marketing and distribution of the Durom® Acetabular Component in the U.S. Adjusted figures in this release exclude the impact of this provision.
Guidance
The Company reaffirmed its sales and earnings guidance. Full year revenues for 2009 are expected to increase between 1% and 3% on a constant currency basis. Assuming foreign currency exchange rates remain consistent with current levels, the Company estimates that foreign currency translation will reduce revenue for 2009 by approximately 1.6%. Full year 2009 adjusted diluted earnings per share are projected to be in a range of $3.85 to $4.00.
Conference Call
The Company will conduct its third quarter 2009 investor conference call today, October 22, 2009, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.

Individuals who wish to dial into the conference call may do so at (888) 881-6248. International callers should dial (706) 634-6422. A digital recording will be available two hours after the completion of the conference call from October 22, 2009 to
November 5, 2009. To access the recording, U.S./Canada callers should dial (800) 642-1687, and International callers should dial (706) 645-9291, and enter the Conference ID, 31978979. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and nine months on both a reported and constant currency basis. Beginning in 2009, the Company’s Dental product category sales are no longer included within its Reconstructive products category. Prior year amounts related to Dental product category sales have been reclassified to conform to the 2009 presentation.

NET SALES — THREE MONTHS ENDED SEPTEMBER 30, 2009
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth

Geographic Segments
Americas	$585	4%	4%
Europe	242	(3)	3
Asia Pacific	149	8	4

Total	976	2	4
Product Categories
Reconstructive
Americas	434	3	3
Europe	194	(6)	—
Asia Pacific	110	8	4

Total	738	1	2
Knees
Americas	270	2	3
Europe	90	(5)	1
Asia Pacific	57	9	7

Total	417	2	3
Hips
Americas	138	—	1
Europe	99	(7)	(1)
Asia Pacific	51	6	1

Total	288	(1)	—
Extremities	33	19	20
Dental	48	(8)	(6)
Trauma	58	6	6
Spine	62	24	26
OSP and other	70	8	7

NET SALES — NINE MONTHS ENDED SEPTEMBER 30, 2009
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$1,769	—%	1%
Europe	788	(11)	1
Asia Pacific	431	(3)	(2)

Total	2,988	(3)	—
Product Categories
Reconstructive
Americas	1,318	(1)	—
Europe	638	(13)	(2)
Asia Pacific	324	(2)	(1)

Total	2,280	(5)	(1)
Knees
Americas	818	(1)	—
Europe	303	(11)	1
Asia Pacific	164	(3)	1

Total	1,285	(4)	—
Hips
Americas	423	(3)	(2)
Europe	319	(14)	(4)
Asia Pacific	154	(2)	(3)

Total	896	(7)	(3)
Extremities	99	10	13
Dental	148	(13)	(10)
Trauma	171	4	6
Spine	191	21	24
OSP and other	198	(5)	(4)

About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2008 sales were approximately $4.1 billion. The Company is supported by the efforts of more than 8,000 employees worldwide.
###
For more information about Zimmer, visit www.zimmer.com
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, the provision for certain Durom Acetabular Component product claims in the U.S., acquisition, integration, realignment and other expenses, net curtailment and settlement, and the tax benefit related to the 2007 civil settlement. The provision related to the Durom Acetabular Component is classified as a non-recurring item that is different from the Company’s routine product liability claims for a number of reasons, including that the provision is limited to revisions associated with surgeries that predate the Company’s voluntary suspension and which also occur within two years of the original surgery date. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Corporate Integrity Agreement through 2012; the success of our quality initiatives; the outcome of the informal investigation by the U.S. Securities and Exchange Commission into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators and tax obligations and risks; the impact of temporarily suspending U.S. distribution of one of our key hip replacement products; product liability and intellectual property litigation losses; health care reform measures in the U.S., reductions in reimbursement levels from third-party payors and cost-containment efforts of health care purchasing organizations; our ability to retain the independent agents and distributors who market our products; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the costs of defending or resolving putative class action securities litigation and lawsuits, investigations or other proceedings resulting from our September 2007 settlement with the U.S. government and other matters. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 and 2008
(in millions, except per share amounts, unaudited)

	2009	2008	% Inc/(Dec)
Net Sales	$975.6	$952.2	2%
Cost of products sold	249.3	237.2	5

Gross Profit	726.3	715.0	2

Research and development	52.1	47.9	9
Selling, general and administrative	413.0	403.7	2
Certain claims	35.0	47.5	(26)
Acquisition, integration, realignment and other	22.2	5.6	296

Operating expenses	522.3	504.7	3

Operating Profit	204.0	210.3	(3)
Interest and other, net	(4.2)	28.2	(115)

Earnings before income taxes	199.8	238.5	(16)
Provision for income taxes	49.9	23.5	113

Net Earnings	149.9	215.0	(30)
Less: Net earnings attributable to noncontrolling interest	—	(0.3)	(100)

Net Earnings of Zimmer Holdings, Inc.	$149.9	$214.7	(30)

Earnings Per Common Share
Basic	$0.70	$0.96	(27)
Diluted	$0.70	$0.95	(26)

Weighted Average Common Shares Outstanding
Basic	213.6	224.7
Diluted	214.5	225.6
Certain amounts in the 2008 consolidated statement of earnings have been reclassified to conform to the 2009 presentation.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 and 2008
(in millions, except per share amounts, unaudited)

	2009	2008	% Inc/(Dec)
Net Sales	$2,988.1	$3,090.9	(3)%
Cost of products sold	716.4	754.2	(5)

Gross Profit	2,271.7	2,336.7	(3)

Research and development	153.8	144.0	7
Selling, general and administrative	1,269.0	1,269.5	—
Certain claims	35.0	47.5	(26)
Acquisition, integration, realignment and other	65.7	25.4	159
Net curtailment and settlement	(32.1)	—	100

Operating expenses	1,491.4	1,486.4	—

Operating Profit	780.3	850.3	(8)
Interest and other, net	(11.9)	36.0	(133)

Earnings before income taxes	768.4	886.3	(13)
Provision for income taxes	206.2	204.4	1

Net Earnings	562.2	681.9	(18)
Less: Net earnings attributable to noncontrolling interest	—	(0.8)	(100)

Net Earnings of Zimmer Holdings, Inc.	$562.2	$681.1	(17)

Earnings Per Common Share
Basic	$2.60	$2.98	(13)
Diluted	$2.59	$2.97	(13)

Weighted Average Common Shares Outstanding
Basic	216.6	228.5
Diluted	217.4	229.7
Certain amounts in the 2008 consolidated statement of earnings have been reclassified to conform to the 2009 presentation.

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)

	September 30,	December 31,
	2009	2008

Assets
Current Assets:
Cash and cash equivalents	$439.7	$212.6
Restricted cash	2.8	2.7
Receivables, net	743.2	732.8
Inventories, net	972.1	928.3
Other current assets	291.0	302.2

Total current assets	2,448.8	2,178.6

Property, plant and equipment, net	1,239.7	1,264.1
Goodwill	2,883.2	2,774.8
Intangible assets, net	873.9	872.1
Other assets	202.5	149.4

Total Assets	$7,648.1	$7,239.0

Liabilities and Shareholders’ Equity

Current liabilities	$676.7	$771.1
Other long-term liabilities	392.5	353.9
Long-term debt	600.2	460.1
Shareholders’ equity	5,978.7	5,653.9

Total Liabilities and Shareholders’ Equity	$7,648.1	$7,239.0

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 and 2008
(in millions, unaudited)

	2009	2008

Cash flows provided by (used in) operating activities
Net earnings of Zimmer Holdings, Inc.	$562.2	$681.1
Depreciation and amortization	249.6	196.0
Gain on sale of investments	—	(38.8)
Net curtailment and settlement	(32.1)	—
Share-based compensation	57.7	50.4
Inventory step-up	9.9	3.2
Income tax benefits from employee stock compensation plans	0.7	10.6
Excess income tax benefits from employee stock compensation plans	(0.1)	(6.5)
Changes in operating assets and liabilities
Income taxes	(4.9)	(66.2)
Receivables	10.9	(11.9)
Inventories	(22.3)	(106.5)
Accounts payable and accrued expenses	(133.6)	141.3
Other assets and liabilities	34.0	(21.5)

Net cash provided by operating activities	732.0	831.2

Cash flows provided by (used in) investing activities
Additions to instruments	(102.7)	(186.5)
Additions to other property, plant and equipment	(76.8)	(189.2)
Acquisition of intellectual property rights	(32.9)	—
Proceeds from sale of investments	—	54.9
Investments in other assets	(35.5)	(18.6)

Net cash used in investing activities	(247.9)	(339.4)

Cash flows provided by (used in) financing activities
Net borrowings under credit facilities	141.0	220.0
Proceeds from employee stock compensation plans	7.6	54.2
Excess income tax benefits from employee stock compensation plans	0.1	6.5
Repurchase of common stock	(404.4)	(688.9)
Acquisition of noncontrolling interest	(8.6)	—

Net cash used in financing activities	(264.3)	(408.2)

Effect of exchange rates on cash and cash equivalents	7.3	(5.1)

Increase in cash and cash equivalents	227.1	78.5
Cash and cash equivalents, beginning of period	212.6	463.9

Cash and cash equivalents, end of period	$439.7	$542.4

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 and 2008
(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Inc/(Dec)	2009	2008	% (Dec)

Americas	$584.5	$563.3	4%	$1,768.7	$1,764.9	—%
Europe	242.4	251.0	(3)	787.9	882.3	(11)
Asia Pacific	148.7	137.9	8	431.5	443.7	(3)

Total	$975.6	$952.2	2	$2,988.1	$3,090.9	(3)

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 and 2008
(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Inc/(Dec)	2009	2008	% Inc/(Dec)

Reconstructive	$738.2	$731.0	1%	$2,279.8	$2,387.6	(5)%
Dental	48.0	51.8	(8)	148.1	170.9	(13)
Trauma	57.6	54.6	6	171.2	165.2	4
Spine	61.7	49.7	24	190.5	158.0	21
OSP and other	70.1	65.1	8	198.5	209.2	(5)

Total	$975.6	$952.2	2	$2,988.1	$3,090.9	(3)

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	September 30, 2009
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	4%	—%	4%
Europe	(3)	(6)	3
Asia Pacific	8	4	4
Total	2	(2)	4
Product Categories
Reconstructive
Americas	3	—	3
Europe	(6)	(6)	—
Asia Pacific	8	4	4
Total	1	(1)	2
Knees
Americas	2	(1)	3
Europe	(5)	(6)	1
Asia Pacific	9	2	7
Total	2	(1)	3
Hips
Americas	—	(1)	1
Europe	(7)	(6)	(1)
Asia Pacific	6	5	1
Total	(1)	(1)	—
Extremities	19	(1)	20
Dental	(8)	(2)	(6)
Trauma	6	—	6
Spine	24	(2)	26
OSP and other	8	1	7

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Nine Months Ended
	September 30, 2009
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	—%	(1)%	1%
Europe	(11)	(12)	1
Asia Pacific	(3)	(1)	(2)
Total	(3)	(3)	—
Product Categories
Reconstructive
Americas	(1)	(1)	—
Europe	(13)	(11)	(2)
Asia Pacific	(2)	(1)	(1)
Total	(5)	(4)	(1)
Knees
Americas	(1)	(1)	—
Europe	(11)	(12)	1
Asia Pacific	(3)	(4)	1
Total	(4)	(4)	—
Hips
Americas	(3)	(1)	(2)
Europe	(14)	(10)	(4)
Asia Pacific	(2)	1	(3)
Total	(7)	(4)	(3)
Extremities	10	(3)	13
Dental	(13)	(3)	(10)
Trauma	4	(2)	6
Spine	21	(3)	24
OSP and other	(5)	(1)	(4)

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended September 30, 2009 and 2008
(in millions, unaudited)

	Three Months
	Ended September 30,
	2009	2008

Net Earnings	$149.9	$214.7
Inventory step-up	2.9	1.4
Certain claims	35.0	47.5
Acquisition, integration, realignment and other	22.2	5.6
Taxes on inventory step-up, certain claims and acquisition, integration, realignment and other	(21.7)	(19.9)
Tax benefit from civil settlement	—	(30.8)

Adjusted Net Earnings	$188.3	$218.5

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Nine Months Ended September 30, 2009 and 2008
(in millions, unaudited)

	Nine Months
	Ended September 30,
	2009	2008

Net Earnings	$562.2	$681.1
Inventory step-up	9.9	3.2
Certain claims	35.0	47.5
Acquisition, integration, realignment and other	65.7	25.4
Net curtailment and settlement	(32.1)	—
Taxes on inventory step-up, certain claims, acquisition, integration, realignment and other and net curtailment and settlement	(26.9)	(26.7)
Tax benefit from civil settlement	—	(30.8)

Adjusted Net Earnings	$613.8	$699.7

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended September 30, 2009 and 2008
(unaudited)

	Three Months
	Ended September 30,
	2009	2008

Diluted EPS	$0.70	$0.95
Inventory step-up	0.02	0.01
Certain claims	0.16	0.21
Acquisition, integration, realignment and other	0.10	0.03
Taxes on inventory step-up, certain claims and acquisition, integration, realignment and other	(0.10)	(0.10)
Tax benefit from civil settlement	—	(0.13)

Adjusted Diluted EPS	$0.88	$0.97

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Nine Months Ended September 30, 2009 and 2008
(unaudited)

	Nine Months
	Ended September 30,
	2009	2008

Diluted EPS	$2.59	$2.97
Inventory step-up	0.04	0.01
Certain claims	0.16	0.21
Acquisition, integration, realignment and other	0.30	0.11
Net curtailment and settlement	(0.15)	—
Taxes on inventory step-up, certain claims, acquisition, integration, realignment and other and net curtailment and settlement	(0.12)	(0.12)
Tax benefit from civil settlement	—	(0.13)

Adjusted Diluted EPS	$2.82	$3.05

ZIMMER HOLDINGS, INC.
Reconciliation of Operating Profit to Adjusted Operating Profit
For the Three Months Ended September 30, 2009 and 2008
(unaudited)

	Three Months
	Ended September 30,
	2009	2008

Operating Profit	$204.0	$210.3
Inventory step-up	2.9	1.4
Certain claims	35.0	47.5
Acquisition, integration, realignment and other	22.2	5.6

Adjusted Operating Profit	$264.1	$264.8

ZIMMER HOLDINGS, INC.
Reconciliation of Operating Profit to Adjusted Operating Profit
For the Nine Months Ended September 30, 2009 and 2008
(unaudited)

	Nine Months
	Ended September 30,
	2009	2008

Operating Profit	$780.3	$850.3
Inventory step-up	9.9	3.2
Certain claims	35.0	47.5
Acquisition, integration, realignment and other	65.7	25.4
Net curtailment and settlement	(32.1)	—

Adjusted Operating Profit	$858.8	$926.4

ZIMMER HOLDINGS, INC.
Reconciliation of 2009 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)

Projected Twelve Months Ended December 31, 2009:	Low	High

Diluted EPS	$3.59	$3.74
Inventory step-up	0.05	0.05
Certain claims	0.16	0.16
Acquisition, integration, realignment and other	0.35	0.35
Net curtailment and settlement	(0.15)	(0.15)
Taxes on inventory step-up, certain claims, acquisition, integration, realignment and other and net curtailment and settlement	(0.15)	(0.15)

Adjusted Diluted EPS	$3.85	$4.00